UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2006

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Agreement to Acquire the Hilton Garden Inn JFK

On January 19, 2006, Hersha Hospitality Limited Partnership (“HHLP”) entered into a Contribution Agreement (the “Contribution Agreement”) to acquire 100% of the outstanding membership interests in Metro JFK Associates LLC ( “Metro LLC”), the owner of a leasehold interest in the land, improvements and certain personal property of the Hilton Garden Inn JFK situated at 148-18 134 Street, Jamaica, New York (the “Garden Inn”). The members of Metro LLC selling their interests are Shanti III Associates (“Shanti”), Kunj Associates (“Kunj”), Devi Associates (“Devi”), Shree Associates (“Shree”), David L. Desfor (“Desfor”), Ashish R. Parikh (“Parikh”), Sal Shahriar (“Shahriar”), The Hasu and Hersha Shah 2004 Trust FBO Neil H. Shah (“FBO Neil”) and The Hasu and Hersha Shah 2004 Trust FBO Jay H. Shah (“FBO Jay” and collectively with Shanti, Kunj, Devi, Shree, Desfor, Parikh, Shahriar and FBO Neil, the “Sellers”).

The purchase price for the membership interests in Metro LLC is approximately $29.0 million, which includes the assumption of existing debt of approximately $13.0 million. Approximately $6.0 million of the purchase price plus an amount equal to the expenses related to the transaction incurred by the sellers will be paid in the form of limited partnership units in HHLP. HHLP has deposited $7.0 million in an escrow account, which will be credited to the purchase price payable at closing. The parties have agreed to a feasibility period through the closing during which HHLP will have the right to inspect the Garden Inn and conduct due diligence generally and may elect to terminate the Contribution Agreement for any or no reason. If HHLP elects to terminate the Contribution Agreement during the feasibility period, the escrow amount of $7.0 million will be returned to HHLP. The Contribution Agreement contains customary representations, warranties and conditions to closing. Accordingly, there can be no assurance that HHLP will complete the acquisition of the Garden Inn on the terms outlined in the Contribution Agreement or at all. The Contribution Agreement provides that the closing shall be held on or before February 28, 2006.

Hasu P. Shah, our Chairman of the Board of Trustees and former Chief Executive Officer, is the general partner of one of the Sellers. K.D. Patel, a Trustee of Hersha Hospitality Trust (“Hersha”) and a Director of our affiliated hotel management company, Hersha Hospitality Management LP (“HHMLP”), is the general partner of one of the Sellers. Jay H. Shah, our Chief Executive Officer, is the beneficiary of and a trustee of one of the sellers and is a limited partner in one of the Sellers. Neil H. Shah, our President and Chief Operating Officer, is the beneficiary of and a trustee of one of the Sellers and is a limited partner in one of the Sellers. Ashish R. Parikh, our Chief Financial Officer, and David L. Desfor, our Treasurer, are each Sellers. Kiran P. Patel, our corporate secretary, is the general partner of one of the Sellers. Sal Shahriar is the Executive Vice President of Operations of HHMLP. Bahrat C. Mehta, a Director of HHMLP, is the general partner of one of the Sellers. Each of these trustees and executive officers will receive a portion of the proceeds of the transaction. As a related party transaction, the transaction was approved by all of our independent trustees.

The preceding description of the material terms of the Contribution Agreement is qualified in its entirety by reference to the terms of the actual Contribution Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Agreement to Acquire a Majority Interest in the Hampton Inn Philadelphia

Also on January 19, 2006, in a separate transaction, HHLP  and Race Street LLC, a wholly owned subsidiary of HHLP (“Race Street” and with HHLP, the “Purchasers”) entered into a Limited Partnership Interests Purchase Agreement (the “Purchase Agreement”) to acquire 80% of the limited partnership interests in Affordable Hospitality Associates, LP (the “Partnership”), the owner of the land, improvements and certain personal property of the Hampton Inn (Center City) situated at 1301 Race Street, Philadelphia, Pennsylvania (the “Hampton Inn”). The limited partners of the Partnership selling their limited partnership interests are Affordable Hospitality, Inc. (“Affordable”), 3344 Associates (“3344”) and Hersha Capital, Inc. (“HCI” and collectively with Affordable and 3344, the “AHA Sellers”). Race Street will be the sole general partner of the Partnership.

The purchase price for the limited partnership interests in the Partnership will be eighty percent (80%) of the difference between $27.0 million less the outstanding principal balance of existing loans to the Partnership as of the closing date. Purchasers have deposited $4.0 million in an escrow account, which will be credited to the purchase price payable at closing. The parties have agreed to a feasibility period through the closing during which Purchasers will have the right to inspect the Hampton Inn and conduct due diligence generally and may elect to terminate the Purchase Agreement for any or no reason. If Purchasers elect to terminate the Purchase Agreement during the feasibility period, the escrow amount of $4.0 million will be returned to Purchasers. The Purchase Agreement contains customary representations, warranties and conditions to closing. Accordingly, there can be no assurance that Purchasers will complete the acquisition of the Hampton Inn on the terms outlined in the Purchase Agreement or at all. The Purchase Agreement provides that the closing shall be held on or before February 28, 2006.

Hasu P. Shah, our Chairman of the Board of Trustees and former Chief Executive Officer, owns direct and indirect interests in the AHA Sellers. K.D. Patel, a Trustee of Hersha Hospitality Trust and a Director of HHMLP, owns direct and indirect interests in the AHA Sellers. Jay H. Shah, our Chief Executive Officer, owns direct and indirect interests in the AHA Sellers. Neil H. Shah, our President and Chief Operating Officer, owns direct and indirect interests in the AHA Sellers. Ashish R. Parikh, our Chief Financial Officer, owns a direct interest in 3344. David L. Desfor, our Treasurer, owns a direct interest in 3344. Kiran P. Patel, our corporate secretary, owns direct and indirect interests in the AHA Sellers. Bharat C. Mehta, a Director of HHMLP, owns direct and indirect interests in the AHA Sellers. Each of these trustees and executive officers will receive a portion of the proceeds of the transaction. As a related party transaction, the transaction was approved by all of our independent trustees.

The preceding description of the material terms of the Purchase Agreement is qualified in its entirety by reference to the terms of the actual Purchase Agreement, which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 10.1
Contribution Agreement, dated as of January 19, 2006, by and among Shanti III Associates, Kunj Associates, Devi Associates, Shree Associates, David L. Desfor, Ashish R. Parikh, Sal Shahriar, The Hasu and Hersha Shah 2004 Trust FBO Neil H. Shah, The Hasu and Hersha Shah 2004 Trust FBO Jay H. Shah, Metro JFK Associates LLC, and Hersha Hospitality Limited Partnership.

Exhibit 10.2
Limited Partnership Interests Purchase Agreement, dated as of the 19th day of January, 2006, by and among Affordable Hospitality, Inc.; 3344 Associates; Hersha Capital, Inc.; Affordable Hospitality Associates, LP; Hersha Hospitality Limited Partnership and Race Street, LLC..

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: January 25, 2006	By:	/s/	Michael R. Gillespie
Michael R. Gillespie
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit	Description

10.1
Contribution Agreement, dated as of January 19, 2006, by and among Shanti III Associates, Kunj Associates, Devi Associates, Shree Associates, David L. Desfor, Ashish R. Parikh, Sal Shahriar, The Hasu and Hersha Shah 2004 Trust FBO Neil H. Shah, The Hasu and Hersha Shah 2004 Trust FBO Jay H. Shah, Metro JFK Associates LLC, and Hersha Hospitality Limited Partnership.

10.2
Limited Partnership Interests Purchase Agreement, dated as of the 19th day of January, 2006, by and among Affordable Hospitality, Inc.; 3344 Associates; Hersha Capital, Inc.; Affordable Hospitality Associates, LP; Hersha Hospitality Limited Partnership and Race Street, LLC..